                                                                  EXHIBIT 1(f)


                             PROTECTIVE LIFE CORPORATION

                               (A DELAWARE CORPORATION)

                                 PLC CAPITAL TRUST II

                             (A DELAWARE BUSINESS TRUST)


                                2,000,000 FELINE PRIDES






                            FORM OF UNDERWRITING AGREEMENT













DATED:  NOVEMBER  , 1997

                             PROTECTIVE LIFE CORPORATION
                               (A DELAWARE CORPORATION)

                                 PLC CAPITAL TRUST II
                             (A DELAWARE BUSINESS TRUST)

                           FELINE PRIDES (-SM-)(TOPRS-SM-)

                       (STATED AMOUNT OF $50 PER FELINE PRIDES)

                                  EACH CONSISTING OF

                  A PURCHASE CONTRACT OF PROTECTIVE LIFE CORPORATION
                     REQUIRING THE PURCHASE ON FEBRUARY 16, 2001
                  (OR EARLIER) OF CERTAIN SHARES OF COMMON STOCK OF
                             PROTECTIVE LIFE CORPORATION

                                         AND

             A     % TRUST ORIGINATED PREFERRED SECURITY-SM- (TOPRS-SM-)
                               OF PLC CAPITAL TRUST II


                            FORM OF UNDERWRITING AGREEMENT
                            ------------------------------

                                                  November  , 1997


MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
GOLDMAN, SACHS & CO.
FOX-PITT, KELTON INC.
THE ROBINSON-HUMPHREY COMPANY, LLC
c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Merrill Lynch World Headquarters
World Financial Center
North Tower
New York, New York  10281-1209


----------------------
          "FELINE PRIDES," "Income PRIDES," "Trust Originated Preferred Securities" and "TOPrS" are service marks of Merrill Lynch & Co. Inc.

Ladies and Gentlemen:

     Protective Life Corporation, a Delaware corporation (the "Company"), and PLC Capital Trust II, a Delaware statutory business trust (the "Trust" and, together with the Company, the "Offerors"), confirm their agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Goldman, Sachs & Co., Fox-Pitt, Kelton Inc. and The Robinson-Humphrey Company, LLC and each of the underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Goldman, Sachs & Co., Fox-Pitt, Kelton Inc. and The Robinson-Humphrey Company, LLC serves as representative (in such capacity, the "Representative") (the "Underwriter"), with respect to the sale to the Underwriters of 2,000,000 FELINE PRIDES (the "Initial Securities"), each of which will initially consist of a unit (referred to as Income PRIDES-SM-) with a Stated Amount of $50 comprised of (a) a stock purchase contract (the "Purchase Contract") under which
(i) the holder will purchase from the Company on February 16, 2001, a number of shares of common stock, par value $.50 per share, of the Company (the "Common Stock") equal to the Settlement Rate as set forth in the Purchase Contract Agreement (defined below) and (ii) the Company will pay to the holder contract
adjustment payments, if any, and (b) beneficial ownership of a     % Trust
Originated Preferred Security (the "Preferred Security") of the Trust, having a stated liquidation amount of $50. The Company and the Trust also propose to grant to the Underwriters an option to purchase up to 300,000 additional Income PRIDES (the "Option Securities" and together with the Initial Securities, the "Securities") as described in Section 2(b) hereof. In accordance with the terms
of the Purchase Contract Agreement, to be dated as of November   , 1997, between
the Company and The Bank of New York, as Purchase Contract Agent (the "Purchase Contract Agent"), the Preferred Securities constituting a part of the Securities will be pledged by the Purchase Contract Agent, on behalf of the holders of the Securities, to The Chase Manhattan Bank, as Collateral Agent, pursuant to the
Pledge Agreement, to be dated as of November   , 1997 (the "Pledge Agreement"),
among the Company, the Purchase Contract Agent and the Collateral Agent, to secure the holders' obligation to purchase Common Stock under the Purchase Contracts. The rights and obligations of a holder of Securities in respect of Preferred Securities, subject to the pledge thereof and Purchase Contracts will be evidenced by Security Certificates (the "Secu-rity Certificates") to be issued pursuant to the Purchase Contract Agreement.

     The Preferred Securities will be guaranteed by the Company with respect to distributions and payments upon liquidation, redemption and otherwise (the "Preferred Securities Guarantee") pursuant to the Preferred Securities Guarantee
Agreement, to be dated as of November   , 1997 (the "Preferred Securities
Guarantee Agreement"), between the Company and Wilmington Trust Company, as trustee (the "Guarantee Trustee"), for the benefit of the holders from time to time of the Preferred Securities, and certain back-up undertakings of the Company. All, or substantially all, of the proceeds from the sale of the Preferred Securities will be combined with the entire net proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities" and, together with the Preferred Securities, the "Trust Securities") guaranteed by the Company with respect to distributions and payments upon liquidation and redemption (the "Common Securities Guarantee" and, together with the Preferred Securities Guarantee, the "Guarantees") pursuant to the Common Securities Guarantee Agreement, to be dated as of November , 1997 (the "Common Securities Guarantee Agreement" and, together with the Preferred Securities Guarantee Agreement, the "Guarantee Agreements"), between the Company and the Guarantee Trustee for the benefit of the holders from time to time of the Common Securities, and certain backup-undertakings of the Company, and will be used by
the Trust to purchase the    % Subordinated Debt Securities due February 17,
2003 (the "Subordinated Debt Securities") of the Company. The Preferred Securities and the Common Securities will be issued pursuant to the amended and
restated declaration of trust of the Trust, to be dated as of November   , 1997
(the "Declaration"), among the Company, as Sponsor, Richard J. Bieley and Jerry
W. DeFoor (the "Regular Trustees"), and Wilmington Trust Company, as the institutional trustee (the "Institutional Trustee") and as the Delaware trustee (the "Delaware Trustee" and, together with the Institutional Trustee and the Regular Trustees, the "Trustees"), and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Subordinated Debt Securities will be issued pursuant to the Subordinated Indenture dated as of June 1, 1994 (the "Base Indenture"), between the Company and AmSouth Bank of Alabama (as successor by merger to AmSouth Bank of Alabama, as successor by conversion of charter to AmSouth Bank, N.A.), as trustee (the "Debt Trustee"), as supplemented by (i) Supplemental Indenture No. 1, dated as of June 9, 1994 ("Supplemental Indenture No. 1"), (ii) Supplemental Indenture No. 2, dated as of August 1, 1994 ("Supplemental Indenture No. 2"), (iii) Supplemental Indenture

No. 3, dated as of April 29, 1997 ("Supplemental Indenture No. 3") and Supplemental Indenture No. 4, to be dated as of November __, 1997 ("Supplemental Indenture No. 4" and, together with the Base Indenture and all other amendments and supplements thereto in effect on the date hereof, the "Indenture"), between the Company and the Debt Trustee. Capitalized terms used herein without definition shall be used as defined in the Prospectus.

     Prior to the purchase and public offering of the Securities by the several Underwriters, the Offerors and the several Underwriters shall enter into an agreement substantially in the form of Exhibit A hereto (the "Pricing Agreement"). The Pricing Agreement may take the form of an exchange of any standard form of written communication between the Offerors and the Underwriters and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Securities will be governed by this Agreement, as supplemented by the Pricing Agreement. From and after the date of the execution and delivery of the Pricing Agreement, this Agreement shall be deemed to incorporate the Pricing Agreement.

     The Company, the Trust, PLC Capital Trust III, PLC Capital Trust IV (collectively, the "PLC Capital Trusts") have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-30905) and post-effective amendment no. 1 thereto covering the registration of securities of the Company and the Trust, including the Securities and the Purchase Contracts and Preferred Securities included in and shares of Common Stock underlying, the Securities, under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses, and the offering thereof from time to time in accordance with the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and the Company has filed such post-effective amendments thereto as may be required prior to the execution of the Pricing Agreement. Such registration statement, as so amended, has been declared effective by the Commission. Such registration statement, as so amended, as declared effective excluding the exhibits and schedules thereto, if any, but including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, and the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) of the 1933 Act Regulations (the "Rule 430A Information") or Rule 434(d) of the 1933 Act Regulations (the "Rule 434 Information"), is referred to herein as the "Registration Statement"; and the final prospectus relating to the offering of the Securities, in the form first furnished to the Underwriters by the Company for use in connection with the offering of the Securities, are collectively referred to herein as the "Prospectus"; PROVIDED, HOWEVER, that all references to the "Registration Statement" and the "Prospectus" shall be deemed to include all documents incorporated therein by reference pursuant to item 12 of Form S-3 under the 1933 Act, prior to the execution of the applicable Pricing Agreement; PROVIDED, FURTHER, that if the Offerors file a registration statement with the Commission pursuant to Section 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), then after such filing, all references to "Registration Statement" shall be deemed to include the Rule 462(b) Registration Statement; and PROVIDED, FURTHER, that if the Offerors elect to rely upon Rule 434 of the 1933 Act Regulations, then all references to "Prospectus" shall be deemed to include the final or preliminary prospectus and the applicable term sheet or abbreviated term sheet (the "Term Sheet"), as the case may be, in the form first furnished to the Underwriters by the Company in reliance upon Rule 434 of the 1933 Act Regulations, and all references in this Underwriting Agreement to the date of the Prospectus shall mean the date of the Term Sheet. A "preliminary prospectus" shall be deemed to refer to any prospectus used before the registration statement became effective and any prospectus that omitted, as applicable, the Rule 430A Information, the Rule 434 Information or other information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations, that was used after such effectiveness and prior to the execution and delivery of the applicable Pricing Agreement. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the electronically transmitted copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

     All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934 Act") which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

     The Offerors understand that the Underwriters propose to make a public offering of the Securities as soon as the Underwriters deem advisable after the Pricing Agreement has been executed and delivered and the Declaration, the Indenture and the Preferred Securities Guarantee Agreement have been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act").

     SECTION 1.  REPRESENTATIONS AND WARRANTIES.

     (a) The Offerors represent and warrant to each Underwriter as of the dates hereof and as of the date of the Pricing Agreement and each Date of Delivery, (as defined in Section 2(b))(such later date being hereinafter referred to as the "Representation Date") that:

          (i) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Offerors, threatened by the Commission.

          (ii) The Company and the Trust meet, and at the respective times of the commencement and consummation of the offering of the Securities will meet, the requirements for the use of Form S-3 under the 1933 Act. Each of the Registration Statement and the Rule 462(b) Registration Statement has become effective under the 1933 Act. At the respective times the Registration Statement, the Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at each Representation Date, the Registration Statement, the Rule 462 Registration Statement and any amendments or supplements thereto, as of their respective effective dates, complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations"), and, as of their respective effective dates, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date of the Prospectus and at the Closing Time (as defined herein), the Prospectus and any amendments or supplements thereto did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, the Offerors make no representations or warranties as to (A) that part of the Registration Statement which constitutes the Statements of Eligibility and Qualification (Forms T-1) under the 1939 Act of the Delaware Trustee, the Institutional Trustee, the Debt Trustee or the Guarantee Trustee or (B) the information contained in or omitted from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished in writing to the Offerors by any Underwriter through Merrill Lynch specifically for inclusion in the Registration Statement or the Prospectus and actually included therein. If the Offerors elect to rely upon Rule 434 of the 1933 Act Regulations, the Offerors will comply with the requirements of Rule 434.

          Each preliminary prospectus and prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied as to form when so filed in all material respects with the 1933 Act Regulations and, if applicable, each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of the Securities will, at the time of such delivery, be identical in all material respects to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (iii) The documents incorporated or deemed to be incorporated by reference in the Registration Statement or the Prospectus, at the time they were or hereafter are filed or last amended, as the case may be, with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act, and the rules and regulations of Commission thereunder (the "1934 Act Regulations"), and at the time of filing or as of the time of any subsequent amendment, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were or are made, not misleading;

          (iv) The accountants who certified the financial statements and supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (v) The financial statements included or incorporated by reference in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included or incorporated by reference in the Registration Statement present fairly in accordance with GAAP the information required to be started therein. The selected financial information and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.

          (vi) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (i) (x) any material change in the capital stock or (y) any increase in the long-term debt of the Company or any of its subsidiaries in excess of [$10] million, (ii) any material adverse change or any development involving a prospective material adverse change in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole or (iii) any reduction in the statutory capital or surplus of the Company's subsidiaries engaged in the business of insurance (each an "Insurance Subsidiary," and collectively, the "Insurance Subsidiaries"), taken as a whole, in excess of $15 million, in each case otherwise than as set forth or contemplated in the Prospectus.

          (vii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation for the transaction of business under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, and is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction.

          (viii) Protective Life Insurance Company ("Protective Life Insurance") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction.

          (ix) Protective Life Insurance is duly organized and licensed as an insurance company in its state of incorporation and is duly licensed or authorized as an insurer in each other jurisdiction where it is required to be so licensed or authorized, with corporate power to conduct its business as described in the Prospectus (except for any such jurisdiction in which the failure to be so licensed or authorized would not reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries, considered as a whole); and except as otherwise specifically described in the Prospectus, neither the Company nor Protective Life Insurance has received any notification from any insurance regulatory authority to the effect that any additional authorization, approval, order, consent, license, certificate, permit, registration or qualification from such insurance regulatory authority is needed to be obtained by either of the Company or Protective Life Insurance in any case where it would be reasonably expected that the failure to obtain any such additional authorization, approval, order, consent, license, certificate, permit, registration or qualification would have a material adverse effect on the business, financial position or results of operations of the Company and its subsidiaries, considered as a whole.

          (x) The Trust has been created and is validly existing and in good standing as a business trust under the Delaware

     Business Trust Act (the "Delaware Act") with the power and authority to own property and to conduct its business as described in the Registration Statement and Prospectus and to enter into and perform its obligations under this Agreement, the Pricing Agreement, the Preferred Securities, the Common Securities and the Declaration; the Trust is qualified to transact business as a foreign entity and is in good standing in each jurisdiction in which such qualification is necessary, except where the failure to so qualify or be in good standing would not have a material adverse effect on the Trust; the Trust is not a party to or otherwise bound by any material agreement other than those described in the Prospectus; the Trust is and will, under current law, be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation; and the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

          (xi) The Purchase Contract Agreement has been authorized by the Company and, at the Closing Time, when validly executed and delivered by the Company and assuming due authorization, execution and delivery of the Purchase Contract Agreement by the Purchase Contract Agent, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) (the "Bankruptcy Exceptions"), and will conform in all material respects to the description thereof contained in the Prospectus.

          (xii) The Pledge Agreement has been authorized by the Company and, at the Closing Time, when validly executed and delivered by the Company and assuming due authorization, execution and delivery of the Pledge Agreement by the Collateral Agent and the Purchase Contract Agent, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, and will conform in all material respects to the description thereof contained in the Prospectus.

          (xiii) The Common Securities have been authorized by the Trust pursuant to the Declaration and, when issued and delivered by the Trust to the Company against payment therefor as described in the Registration Statement and Prospectus, will be validly issued and will represent undivided beneficial interests in the assets of the Trust and will conform in all material respects to the description thereof contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at the Closing Time all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

          (xiv) The Declaration has been duly authorized by the Company and, at the Closing Time, will have been duly executed and delivered by the Company and the Trustees, and assuming due authorization, execution and delivery of the Declaration by the Institutional Trustee and the Delaware Trustee, the Declaration will, at the Closing Time, be a valid and binding obligation of the Company and the Regular Trustees, enforceable against the Company and the Regular Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, and will conform in all material respects to the description thereof contained in the Prospectus; and at the Closing Time, the Declaration will have been duly qualified under the 1939 Act.

          (xv) Each of the Guarantee Agreements has been authorized by the Company and, when validly executed and delivered by the Company, and, in the case of the Preferred Securities Guarantee Agreement, assuming due authorization, execution and delivery of the Preferred Securities Guarantee by the Guarantee Trustee, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, and each of the Guarantees and the Guarantee Agreements will conform in all material respects to the description thereof contained in the Prospectus; and at the Closing Time, the Preferred Securities Guarantee will have been duly qualified under the 1939 Act.

          (xvi) The Securities have been authorized for issuance and sale to the Underwriters and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and non-assessable and will conform in all material respects to the description thereof contained in the Prospectus; the issuance of the Securities is not subject to preemptive or other similar rights.

          (xvii) The shares of Common Stock to be issued and sold by the Company pursuant to the Purchase Contract Agreement (the "Shares"), when issued and delivered in accordance with the provisions of the Purchase Contract Agreement and the Pledge Agreement, will be authorized, validly issued and fully paid and non-assessable and will conform in all material respects to the description thereof contained in the Prospectus or to any amended or supplemented description of the Common Stock contained in a then effective report or registration statement filed pursuant to the 1934 Act; and the issuance of such Shares will not be subject to preemptive or other similar rights.

          (xviii) The Indenture has been duly authorized by the Company; each of the Base Indenture, Supplemental Indenture No. 1, Supplemental Indenture No. 2 and Supplemental Indenture No. 3 does constitute, and Supplemental Indenture No. 4, when validly executed and delivered by the Debt Trustee, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except to the extent the enforcement thereof may be limited by the Bankruptcy Exceptions; the Indenture will conform in all material respects to the description thereof contained in the Prospectus; and the Indenture has been duly qualified under the 1939 Act.

          (xix) The Subordinated Debt Securities have been authorized by the Company and, at the Closing Time, will have been executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Prospectus, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, and will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform in all material respects to the description thereof contained in the Prospectus.

          (xx) Each of the Regular Trustees of the Trust is an employee of the Company and has been authorized by the Company to execute and deliver the Declaration.

          (xxi) The Trust is not in violation of the Declaration or its
     certificate of trust filed with the State of Delaware on    July 1, 1997
     (the "Certificate of Trust"), and neither the Company nor any subsidiary of the Company which is a "significant subsidiary" (as such term is defined in Rule 405 of the 1933 Act Regulations) (each such subsidiary, a "Significant Subsidiary") is in violation of its charter or by-laws. None of the Company, any Significant Subsidiary or the Trust is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound, or to which any of its property or assets may be subject, except for such defaults that would not be reasonably expected to result in any material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and the Significant Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business.

          (xxii) The entry into the Purchase Contracts underlying the Securities by the Company, the offer of the Securities as contemplated herein and in the Prospectus, the issue of the Shares and the sale of the Shares by the Company pursuant to the Purchase Contracts, the execution, delivery and performance of this Agreement, the Pricing Agreement, the Purchase Contracts, the Purchase Contract Agreement, the Pledge Agreement, the Declaration, the Preferred Securities, the Common Securities, the Indenture, the Subordinated Debt Securities, the Guarantee Agreements and the Guarantees and the consummation of the transactions contemplated hereby and thereby and compliance by the Offerors with their respective obligations hereunder and thereunder did not or will not result in a breach of any of the terms or provisions of, or constitute a default or require the consent of any party under, (A) the Certificate of Trust of the Trust or the charter or by-laws of the Company or any Significant Subsidiary, (B) any contract, indenture, mortgage, note, lease, agreement or other instrument to which any of the Trust, the Company and the Significant Subsidiaries is a party or by which any of them may be bound, or any applicable law, rule or regulation or any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Trust, the Company or any Significant Subsidiary or any of their respective property or assets, or did not or will not result in the creation or imposition of any lien on the property or assets of the Trust, the Company or any Significant Subsidiary, except, in the case of the foregoing clause (B), for such defaults, consents or liens which would not reasonably be expected to result in a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and the Significant Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business.

          (xxiii) Except as disclosed in the Prospectus, there are no actions, suits or proceedings before or by any government, governmental instrumentality or court, domestic or foreign, now pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to, individually or in the aggregate, have a material adverse effect on the consolidated financial position, stockholders' equity (if applicable) or results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          (xxiv) No authorization, approval, consent, order, registration or qualification of or with any court or governmental authority or agency is required for the entry into the Purchase Contracts underlying the Securities, the issuance and sale of the Common Securities, the offering of the Securities and the issuance and sale of the Shares by the Company pursuant to such Purchase Contracts, except such as have been obtained and made under the federal securities laws and such as may be required under state or foreign securities or Blue Sky laws.

          (xxv) This Agreement and the Pricing Agreement have been authorized, executed and delivered by each of the Offerors.

          (xxvi) None of the Offerors is, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

          [(xxvii) None of the Company, its subsidiaries or any of their respective directors, officers or controlling persons, has taken, directly or indirectly, any action resulting in a violation of Regulation M under the 1934 Act, or designed to cause or result in, or that has constituted or that reasonably might be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or the Common Stock.]

          [(xxviii) No "forward-looking statement" (as defined in Rule 175 under the 1933 Act) contained in the Registration Statement, any preliminary prospectus or the Prospectus was made or reaffirmed without a reasonable basis or was disclosed other than in good faith.]

     (b) Any certificate signed by any officer of the Company or a Trustee of the Trust and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company or the Trust, as the case may be, to each Underwriter as to the matters covered thereby.

     SECTION 2.  SALE AND DELIVERY TO UNDERWRITERS; CLOSING.

     (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Offerors agree to sell to each Underwriter, and each Underwriter severally and not jointly, agrees to purchase from the Offerors, at the price per security set forth in the Pricing Agreement, the number of Initial Securities set forth in Schedule A hereto opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

     The initial public offering price per Security and the purchase price per Security to be paid by the several Underwriters for the Securities have each been determined and set forth in the Pricing Agreement, dated the date hereof, and any necessary amendments to the Registration Statement and the Prospectus will be filed before the Registration Statement becomes effective.

     (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Offerors hereby grant to the Underwriters, severally and not jointly, the right to purchase at their election up to 300,000 Option Securities at the price per share set forth in the Pricing Agreement. The option hereby granted will expire automatically at the close of business on the 30th calendar day after The Representation Date and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Underwriters to the Offerors setting forth the aggregate number of additional Optional Securities to be purchased and the time and date of delivery for the related Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Underwriters but shall not be later than seven full business days after the exercise of such option, nor in any event before the Closing Time, unless otherwise agreed upon by the Underwriters and the Offerors. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase from the Company the same percentage of the total number of Option Securities as such Underwriter is purchasing of the Initial Securities as set forth in Schedule A hereto (subject in each case to such adjustments as the Underwriters in their discretion shall make to eliminate any fractional Option Securities).

     (c) The Preferred Securities underlying the Securities will be pledged with the Collateral Agent to secure the holders' obligations to purchase Common Stock under the Purchase Contracts. Such pledge shall be effected by the transfer to the Collateral Agent of the Preferred Securities to be pledged at the Closing Time and appropriate Date of Delivery, if any, in accordance with the Pledge Agreement.

     (d) Delivery of certificates for the Initial Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the first business day prior to the Closing Time) shall be made at the offices of the Underwriters in New York, against the delivery to the Collateral Agent of the Preferred Securities relating to such Securities by such Underwriters or on their behalf, and payment of the purchase price for such Securities shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022 or at such other place as shall be agreed upon by the Underwriters and the Offerors, at 9:00 a.m.

(New York time) on the third business day after the execution of The Pricing Agreement, or such other time not later than ten business days after such date as shall be agreed upon by the Underwriters and the Offerors (such time and date of payment and delivery being referred to herein as the "Closing Time").
Payment for the Securities purchased by the Underwriters shall be made by wire transfer of immediately available funds, payable to the Company, against delivery to the respective accounts of the Underwriters of the Securities to be purchased by them. Delivery of, and payment for, the Securities shall be made through the facilities of the Depository Trust Company. In addition, if the Underwriters purchase any or all of the Option Securities, payment of the purchase price and delivery of certificates for such Option Securities shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom LLP set forth above, or at such other place as shall be agreed upon by the Underwriters and the Offerors, on each Date of Delivery as specified in the relevant notice from the Underwriters to the Offerors.

     Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Underwriters may request in writing at least two full business days before the Closing Time or any Date of Delivery, as the case may be. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time, or the Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination by the Underwriters no later than 10:00 a.m. (New York City time) on the last business day prior to the Closing Time or the Date of Delivery, as the case may be.

     (e) If settlement for the Option Securities occurs after the Closing Time, the Offerors will deliver to the Underwriters on the relevant Date of Delivery, and the obligations of the Underwriters to purchase the Option Securities shall be conditioned upon the receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered at the Closing Time pursuant to Section 5(k) hereof.

     SECTION 3. COVENANTS OF THE OFFERORS. The Offerors agree with the Underwriters as follows:

          (a) Promptly following the execution of this Agreement, the Offerors will cause the Prospectus to be filed with the Commission pursuant to Rule 424 of the 1933 Act Regulations and the Offerors will promptly advise the Underwriters when such filing has been made.

          (b) The Offerors will comply with the requirements of Rule 430A of the 1933 Act Regulations and/or Rule 434 of the 1933 Act Regulations if and as applicable, and will notify the Underwriters immediately, and confirm the notice in writing, (i) of the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Prospectus, (ii) the receipt of any comments from the Commission,
     (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose and (v) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or the exemption from qualification of the Securities or the Shares under state securities or Blue Sky laws or the initiation or threatening of any proceeding for such purpose. The Offerors will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (c) The Offerors will give the Underwriters notice of their intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment and any filing under Rule 462(b) of the 1933 Act Regulations), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise; will furnish the Underwriters with copies of any such Rule 462(b) Registration Statement, Term Sheet, amendment, supplement or revision a reasonable amount of time prior to such proposed filing or use, as the case may be; and will not file any such Rule 462(b) Registration Statement, Term Sheet, amendment, supplement or revision to which the Underwriters or counsel for the Underwriters shall reasonable object.

          (d) The Offerors will deliver to the Representatives and counsel for the Underwriters, without charge, as many conformed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein, and documents incorporated or deemed to be incorporated by reference therein) executed signature pages thereof and signed copies of all consents and certificates of experts as the Representatives may reasonably request. If applicable, the copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical in all material respects to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (e) The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. If applicable, the Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (f) The Offerors will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Registration Statement and the Prospectus. If, at any time when the Prospectus is required by the 1933 Act or the 1934 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Offerors, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Offerors will promptly prepare and file with the Commission, subject to
     Section 3(c), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Offerors will furnish to the Underwriters, without charge, such number of copies of such amendment or supplement as the Underwriters may reasonably request.

          (g) The Company will make generally available to its securityholders as soon as practicable, but not later than 45 days (or 90 days, in the case of a period that is also the Company's fiscal year) after the close of the period covered thereby, an earnings statement of the Company and its subsidiaries (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

          (h) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds".

          (i) If the Offerors elect to rely upon Rule 462(b), the Offerors shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 of the 1933 Act Regulations by the earlier of (i) 10:00 p.m. Eastern time on the date of the Pricing Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

          (j) The Offerors, during the period when the Prospectus is required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

          (k) The Offerors will use their best efforts to effect the listing of the Income PRIDES and the Shares on the New York Stock Exchange and to cause the Securities to be registered under the 1934 Act.

          (l) During a period of 90 days from the date of the Pricing Agreement, neither the Trust nor the Company will, without the prior written consent of Merrill Lynch, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, or enter into any agreement to sell, any Income PRIDES, Purchase Contracts, Preferred Securities or Common Stock or any security convertible into or exchangeable or exercisable for Securities, Purchase Contracts, Preferred Securities, Common Stock or the Subordinated Debt Securities, or any equity securities substantially similar to the Securities, Preferred Securities, Purchase Contracts or Common Stock or any debt securities substantially similar to the Subordinated Debt Securities; PROVIDED, HOWEVER, that such restriction shall not affect the ability of the Offerors to take any such action (i) in connection with any employee benefit, dividend reinvestment, stock option or stock purchase plan of the Company or its subsidiaries; (ii) in connection with any Securities issued pursuant to a merger or acquisition;
     (iii) in connection with the offering of the Securities, including the Preferred Securities, and the Subordinated Debt Securities issued pursuant to this Agreement or (iv) upon exercise of stock options; [or (B) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Securities, any security convertible into or exchangeable into or exercisable for the Securities or Subordinated Debt Securities or any debt securities substantially similar to the Subordinated Debt Securities or equity securities substantially similar to the Securities, whether any such swap or transaction is to be settled by delivery of Securities, Subordinated Debt Securities or other securities, in cash or otherwise.]

          [(m) The Company, during a period of three years from the Closing Time, will make generally available to the Underwriters copies of all reports and other communications (financial or other) mailed to stockholders, and deliver to the Underwriters promptly after they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and shall furnish such additional information concerning the business and financial condition of the Company as the Underwriters may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission).]

          (n) The Company will reserve and keep available at all times, free of preemptive or other similar rights and liens and adverse claims, sufficient shares of Common Stock to satisfy any obligations to issue Shares upon settlement of the Purchase Contracts and shall take all actions necessary to keep effective the Registration Statement with respect to the Shares.

          [(o) None of the Company, its subsidiaries or any of their respective directors, officers or controlling persons, will take, directly or indirectly, any action resulting in a violation of Regulation M under the 1934 Act, or designed to cause or result in, or that reasonably might be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or the Common Stock.]

     SECTION 4. PAYMENT OF EXPENSES. The Company will pay all expenses incident to the performance of its obligations under this Agreement, the Pricing Agreement, the Purchase Contracts, the Purchase Contract Agreement and the Pledge Agreement, including, without limitation, expenses related to the following, if incurred: (i) the preparation, delivery, printing and filing of the Registration Statement and Prospectus as originally filed (including financial statements and exhibits) and of each amendment thereto; (ii) the preparation, issuance and delivery of the certificates for the Securities and the Shares; (iii) the fees and disbursements of the Company's counsel, accountants and other advisors or agents (including the transfer agents and registrars), as well as fees and disbursements of the Trustees, the Purchase Contract Agent, the Collateral Agent and any Depositary, and their respective counsel (except as provided for in the Prospectus); (iv) the qualification of the Securities and the Shares under securities laws in accordance with the provisions of Section 3(g), including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any

Legal Investment Survey; (v) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of each preliminary prospectus, any Term Sheet and of the Prospectus and any amendments or supplements thereto; (vi) the printing and delivery to the Underwriters of copies of the Blue Sky Survey and any Legal Investment Survey;
(vii) any fees payable in connection with the rating of the Securities by nationally recognized statistical rating organizations; (viii) any fees payable to the Commission; (ix) any fees payable or expenses incurred pursuant to any Uniform Commercial Code related filings; and (x) the fees and expenses incurred in connection with the listing of the Income PRIDES and the Shares on the New York Stock Exchange.

     If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters.

     SECTION 5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters to purchase and pay for the Securities pursuant to this Agreement are subject to the accuracy of the representations and warranties of the Offerors herein contained or in certificates of any officer of the Company or any subsidiary or the Trustees of the Trust delivered pursuant to the provisions hereof, to the performance by the Offerors of their obligations hereunder, and to the following further conditions:

          (a) The Registration Statement, including any Rule 462(b) Registration Statement, shall have become effective under the 1933 Act not later than 5:30 p.m., New York City time, on the date hereof, and on the date hereof and at the Closing Time and any Date of Delivery, no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel to the Underwriters. A prospectus containing information relating to the description of the Securities, the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b)(1), (2), (3), (4) or (5), as applicable (or any required post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A), or, if the Company has elected to rely upon Rule 434 of the 1933 Act Regulations, a Term Sheet including the Rule 434 Information shall have been filed with the Commission in accordance with Rule 424(b)(7).

          (b) At the Closing Time the Underwriters shall have received:

               (1) The favorable opinion, dated as of the Closing Time, of Deborah J. Long, Esq., Senior Vice President, Secretary and General Counsel of the Company, or any successor having substantially equivalent responsibilities with the Company in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

                    (i) The Company has been duly incorporated and is validly
               existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction.

                    (ii) The Company has an authorized capitalization as set
               forth in the Prospectus as amended or supplemented, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform in all material respects to the description thereof in the Prospectus as amended or supplemented; and all of the issued shares of capital stock of Protective Life Insurance have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of any perfected security interests and, to such counsel's best knowledge, any other security interests, claims, liens or encumbrances.

                    (iii) Each of the documents incorporated by reference in the
               Registration Statement or the Prospectus at the time they were filed or became effective (other than the financial statements and the notes thereto, the financial statement schedules, and any other financial or statistical data included or incorporated by reference therein, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations, as applicable; and such counsel has no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                    (iv) All of the issued and outstanding Common Securities are directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

                    (v) None of the entry into the Purchase Contracts underlying the Securities by the Company, the offer of the Securities as contemplated herein and in the Prospectus, the issue of the Shares and the sale of the Shares by the Company pursuant to the Purchase Contracts, the execution, delivery and performance of this Agreement, the Pricing Agreement, the Purchase Contracts, the Purchase Contract Agreement, the Pledge Agreement, the Declaration, the Preferred Securities, the Common Securities, the Indenture, the Subordinated Debt Securities, the Guarantee Agreements, and the Guarantees and the consummation of the transactions contemplated hereby and thereby, and the compliance by each of the Offerors with their respective obligations hereunder and thereunder do not and will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any con-tract, indenture, mortgage, agreement, note, lease or other agreement or instrument known to such counsel to which any of the Trust, the Company and Protective Life Insurance is a party or by which any of them may be bound or to which any of their property or assets is subject, except, in all such cases, for such conflicts, breaches, violations or defaults as would not reasonably be expected to have a material adverse effect on the financial condition of the Trust, the Company and Protective Life Insurance taken as a whole or would not reasonably be expected to have a material adverse effect on the issuance or sale of the Securities, or (b) result in any violation of the provisions of
               (x) the charter or by-laws of the Company or Protective Life Insurance or the Certificate of Trust of the Trust or (y) any statute, rule or regulation known to such counsel of any court or insurance regulatory authority or other governmental agency or body having jurisdiction over the Trust, the Company or Protective Life Insurance or any of their respective properties or assets, except, with respect to clause (y) above, such violations as would not reasonably be expected to have a material adverse effect on the financial condition or results of operations of the Company and Protective Life Insurance taken as a whole or the Trust or would not affect the validity of or otherwise have a material adverse effect on the issuance or sale of the Securities; and except that for purposes of this paragraph
               (v) such counsel need not express any opinion as to any violation of any federal or state securities laws or blue sky or insurance securities laws; PROVIDED FURTHER that insofar as performance by the Offerors of their obligations hereunder is concerned, such counsel need not express any opinion as to the Bankruptcy Exceptions.

                    (vi) To the best of such counsel's knowledge, no consent,
               approval, authorization, order, registration or qualification of or with any court or insurance regulatory authority or other governmental agency or body having jurisdiction over the Company or any of its subsidiaries or the Trust is required for the issue or sale of the Securities being delivered or the consummation by the Company or the Trust of the transactions contemplated hereby, except such as have been, or will have been prior to Closing Time, obtained under the 1933 Act and the 1939 Act and such consents, approvals, orders, authorizations, registrations or qualifications as may be required under state securities laws or blue sky laws or insurance securities laws in connection with the purchase and distribution of the Securities by the Underwriters, and except those which, if not obtained, would not reasonably be expected to have a material adverse effect on the financial condition or results of operation of the Company and its subsidiaries taken as a whole or the Trust.

                    (vii) There are no legal or governmental proceedings pending or, to the best of such counsel's knowledge, threatened, to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject of a character required under the Federal securities laws to be disclosed in the Registration Statement or Prospectus which are not adequately disclosed in the Registration Statement or Prospectus.

                    (viii) All conditions precedent provided for in the Purchase
               Contract Agreement relating to the authentication and delivery of the Security Certificates have been complied with and the Company is duly entitled to the authentication and delivery of the Security Certificates in accordance with the terms of the Purchase Contract Agreement; the Security Certificates are in a form contemplated by the Purchase Contract Agreement and comply with all applicable statutory requirements and with the requirements of the New York Stock Exchange.

               Such counsel shall also have stated that, while she has not herself checked the accuracy or completeness of or otherwise verified, and is not passing upon and assumes no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, in the course of her review and discussion of the contents of the Registration Statement and Prospectus and any amendment or supplement thereto with certain officers and employees of the Company and its independent accountants, but without independent check or verification, no facts have come to her attention that would cause her to believe that the Registration Statement or the Prospectus, as amended or supplemented, as of the date hereof and the Closing Time (other than the financial statements and related notes, the financial statement schedules and other financial and statistical data included therein and the statements of eligibility of the respective Trustees on Form T-1 under the 1939 Act, as to which she need express no belief) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               In rendering the opinion required hereby, (i) such counsel may state that she is admitted to the Bar of the State of Alabama only and
          (ii) such counsel may rely (A) as to any matter of Delaware or Federal law, upon the opinion of Debevoise & Plimpton delivered in accordance with Section 5(b)(2) and the opinion of Richards, Layton & Finger, P.A. delivered in accordance with Section 5(b)(3), (B) as to any matter to which the Representatives consent (which consent shall not be unreasonably withheld), to the extent specified in such opinion, upon the opinions (copies of which shall have been provided to the Representatives) of other counsel in good standing whom such counsel believes to be reliable, PROVIDED that such counsel shall state that she believes that both she and the Underwriters are justified in relying on such opinions and (C) as to matters of fact, upon certificates of officers and representatives of the Company and of public officials (copies of which shall have been provided to the Underwriters), PROVIDED that such counsel shall state that she believes that both she and the Underwriters are justified in relying upon such certificates.

               (2) The favorable opinion, dated as of the Closing Time, of Debevoise & Plimpton, special counsel to the Offerors, in form and substance satisfactory to counsel for the Underwriters and subject to the qualifications and assumptions stated therein, to the effect that:

                    (i) At the time the Registration Statement became effective, the Registration Statement (other than the financial statements and related notes, the financial statement schedules and other financial and statistical data included or incorporated by reference therein, as to which no opinion is being expressed) complied as to form in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations, the 1939 Act and the 1939 Act Regulations; and the Declaration, the Indenture, the Guarantee Agreements and the Statements of Eligibility on Forms T-1 with respect to each of the Institutional Trustee, the Debt Trustee and the Guarantee Trustee filed with the Commission as part of the Registration Statement complied as to form in all material respects with the requirements of the 1939 Act and the 1939 Act Regulations.

                    (ii) The Registration Statement has become effective under the 1933 Act; the Prospectus has been filed pursuant to Rule 424 of the 1933 Act Regulations, and no proceedings for a stop order have been instituted or are pending or, to the knowledge of such counsel, threatened under Section 8(d) of the 1933 Act; and no further approval of, authorization, consent, certificate or order of any governmental body, federal, state or other, is required in connection with the issuance and sale of the Securities to the Underwriters as provided in the Agreement, except as may be required by state securities laws.

                    (iii) The Declaration has been duly authorized, executed and delivered by the Company and the Trustees and, assuming due authorization, execution and delivery by the Institutional Trustee and the Delaware Trustee, is a valid and binding obligation of the Company, enforceable against the Company and each of the Regular Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; and the Declaration has been duly qualified under the 1939 Act.

                   (iv) Each of the Offerors meets the requirements for use of
              Form S-3 under the 1933 Act Regulations.

                   (v) The Common Securities, the Preferred Securities, the
              Subordinated Debt Securities, each of the Guarantees, the Declaration, the Indenture and each of the Guarantee Agreements conform in all material respects to the descriptions thereof contained in the Prospectus.

                   (vi) The statements in the Prospectus under the captions
              "Description of the FELINE PRIDES," "Description of the Purchase Contracts," "Certain Provisions of the Purchase Contract Agreement and the Pledge Agreement," "Description of the Preferred Securities", "Description of the Preferred Securities Guarantee", "Description of the Subordinated Debt Securities" "Effect of Obligations under the Subordinated Debt Securities and the Preferred Securities Guarantee," and "Description of the Common Stock," insofar as such statements constitute summaries of certain provisions of the documents and laws referred to therein, has been reviewed by such counsel and fairly summarizes the material provisions of such documents and laws.

                   (vii) The Securities have been authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in the Pricing Agreement, will be validly issued and fully paid and non-assessable; the Common Stock and the Securities are each registered under the 1934 Act, and the Income PRIDES issuable at the Closing Time and the Shares issuable by the Company pursuant to the Purchase Contracts have been authorized for listing on the New York Stock Exchange, upon official notice of issuance.

                   (viii) The Shares subject to the Purchase Contract Agreement have been validly authorized and reserved for issuance and, when issued and delivered by the Company in accordance with the provisions of the Purchase Contract Agreement, the Purchase Contracts and the Pledge Agreement, will be fully paid and non-assessable; the issuance of such Shares will not be subject to preemptive or other similar rights arising by law or, to the best of such counsel's knowledge, otherwise.

                   (ix) The issuance of the Securities is not subject to
              preemptive or other similar rights arising by law or, to the best of such counsel's knowledge, otherwise.

                   (x) This Agreement has been duly authorized, executed and
              delivered by each of the Trust and the Company.

                   (xi) The Purchase Contract Agreement has been duly
              authorized by the Company and, assuming due authorization, execution and delivery of the Purchase Contract Agreement by the Purchase Contract Agent, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

                   (xii) The Pledge Agreement has been duly authorized by the
              Company and, assuming due authorization, execution and delivery of the Pledge Agreement by the Collateral Agent and the Purchase Contract Agent, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

                   (xiii) Each of the Guarantees and Guarantee Agreements has been duly authorized, executed and delivered by the Company; the Preferred Securities Guarantee and the Preferred Securities Guarantee Agreement, assuming they are duly authorized, executed and delivered by the Guarantee Trustee, constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; and the Preferred Securities Guarantee Agreement has been duly qualified under the 1939 Act.

                   (xiv) The Indenture has been duly executed and delivered by the Company and, assuming due authorization, execution, and delivery thereof by the Debt Trustee, is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; and the Indenture has been duly qualified under the 1939 Act.

                   (xv) The Securities, the Shares, the Common Securities, the
              Subordinated Debt Securities, each of the Guarantees, the Declaration and each of the Guarantee Agreements conform in all material respects to the description thereof contained in the Prospectus.

                   (xvi) The Subordinated Debt Securities are in the form
              contemplated by the Indenture, have been duly authorized, executed and delivered by the Company and, when authenticated by the Debt Trustee in the manner provided for in the Indenture and delivered against payment therefor as provided in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

                   (xvii) None of the Offerors is, and following consummation of the transactions contemplated hereby and the application of the proceeds therefrom in the manner set forth in the Prospectus will be, an "investment company" or under the "control" of an "investment company" as such terms are defined.

                   (xviii) The Purchase Contract Agreement, the Purchase
              Contracts underlying the Securities being delivered at the Closing Time and at any Date of Delivery, and the Pledge Agreement have been duly authorized, executed and delivered by the Company and each is a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as may be limited by the Bankruptcy Exceptions; PROVIDED, HOWEV-

              ER, that based on a review of applicable case law, upon the occurrence of a Termination Event, Section 365(e)(1) of the Bankruptcy Code (11 U.S.C. Sections 101-1330, as amended) should not substantively limit the provisions of Sections 3.15 and 5.8 of the Purchase Contract Agreement and Section 4.3 of the Pledge Agreement that require termination of the Purchase Contracts and release of the Collateral Agent's security interest in the Preferred Securities or the Treasury Securities; PROVIDED, HOWEVER, that restrictions respecting relief from the automatic stay under Section 362 of the Code may affect the timing of the exercise of such rights and remedies.

                   (xix) When the Securities are issued in accordance with the terms of the Purchase Contract Agreement and delivered against payment therefor, the Securities will entitle the holders thereof to the rights specified in the Purchase Contract Agreement.

                   (xx) For purposes of the opinions expressed therein, such
              counsel has assumed that (1) the Pledge Agreement has been authorized, executed and delivered by the Purchase Contract Agent on behalf of each of the holders of the Securities from time to time, (2) the Purchase Contract Agent is incorporated and validly existing under the laws of the state of its incorporation, (3) the Purchase Contract Agent and each of the holders of the Securities has full power, authority and legal right (including, without limitation, any legal right dependent upon there being no necessary governmental approvals or filings and no conflict with laws, governing documents or contracts) to make and perform its obligations under the Pledge Agreement, (4) the Pledge Agreement is the legal, valid, binding and enforceable obligation of the Purchase Contract Agent on behalf of each of the holders of the Securities from time to time, and (5) the Purchase Contract Agent and each holder of Securities has sufficient rights in the Preferred Securities or the Treasury Securities, as the case may be, for the security interest of the Collateral Agent for the benefit of the Company to attach.

              For purposes of such counsel's opinion: (i) "UCC" means the Uniform Commercial Code as in effect on the date thereof in the State of New York; (ii) "FEDERAL BOOK-ENTRY REGULATIONS" means the United States Department of Treasury regulations governing the transfer and pledge of marketable Treasury Securities maintained in the form of entries in the records of the Federal Reserve Banks and set forth in 61 Fed. Reg. 43,626 (1996) (to be codified at 31 C.F.R. Part 357);
         (iii) "SECURITIES INTERMEDIARY" means The Bank of New York, acting solely in its capacity as a "securities intermediary" as defined in the UCC and the Federal Book-Entry Regulations; and (iv) "COLLATERAL ACCOUNT" means account number C24967 maintained by the Securities Intermediary in the name of The Bank of New York, as Purchase Contract Agent on behalf of the holders of certain securities of PLC Capital Trust II, Collateral Account, subject to the security interest of The Chase Manhattan Bank, as Collateral Agent for the benefit of Protective Life Corporation, as pledgee" pursuant to the Pledge Agreement, dated as of November 25, 1997, among the Securities Intermediary, the Purchase Contract Agent and the Company (the "Pledge Agreement").

              The provisions of the Pledge Agreement are effective to create, in favor of the Collateral Agent for the benefit of the Company, a valid security interest under the UCC in all "securities entitlements" (as defined in Section 8-102(a)(17) of the UCC and the Federal Book-Entry Regulations) now or hereafter credited to the Collateral Account relating to Preferred Securities or Treasury Securities (such securities entitlements, the "Pledged Securities Entitlements"). The provisions of the Pledge Agreement are effective under the UCC and the Federal Book-Entry Regulations to perfect the security interest of the Collateral Agent for the benefit of the Company in the Pledged Security Entitlements.

              Debevoise & Plimpton shall also have stated that, while they have not themselves checked the accuracy or completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, except to the limited extent stated in paragraphs (vii) and (viii) above, in the course of their review and discus-sion of the contents of the Registration Statement and the Prospectus with certain officers and employees of the Company and its independent accountants, but without independent check or verification, no facts have come to the attention of such counsel that would cause such counsel to believe that the Registration Statement or the Prospectus, as amended or supplemented, as of the date hereof and the Closing Time (other than the financial statements and related notes, the financial statement schedules, and other financial and statistical data included or incorporated by reference therein as to which such counsel need express no belief) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              In rendering the foregoing opinion, Debevoise & Plimpton may state that they express no opinion as to the laws of any jurisdiction other than the Federal laws of the United States and the laws of the States of New York and Delaware. In giving such opinion, such counsel may rely, as to matters of Delaware law, upon the opinion of Richards, Layton & Finger, P.A., special Delaware counsel to the Offerors, in which case the opinion shall state that such counsel believes that you and such counsel are entitled to so rely.

              (3) The favorable opinion, dated as of the Closing Time, of Richards, Layton & Finger, special Delaware counsel to the Offerors, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                   (i) The Trust has been created and is validly existing in
              good standing as a business trust under the Delaware Act, and has the business trust power and authority to conduct its business as described in the Prospectus.

                   (ii) The Declaration constitutes a legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms, except that to the extent enforceability thereof may be limited by the (i) bankruptcy, insolvency, moratorium, receivership, reorgani-zation, liquidation, fraudulent conveyance and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforcement of provisions related to indemnification.

                   (iii) Under the Delaware Act and the Declaration, the Trust
              has the power and authority to (i) execute and deliver, and to perform its obligations under, this Agreement and the Pricing Agreement and (ii) issue, and perform its obligations under, the Trust Securities.

                   (iv) Under the Delaware Act and the Declaration, the
              execution and delivery by the Trust of this Agreement and the Pricing Agreement, and the performance by the Trust of its obligations hereunder and under the Pricing Agreement, have been authorized by all necessary action on the part of the Trust.

                   (v) The Preferred Securities have been authorized by the
              Declaration and, when executed by the Trust and authenticated by the Institutional Trustee in accordance with the Declaration and delivered against payment therefor in accordance with the terms of this Agreement, will be validly issued and, subject to qualifications hereinafter expressed, fully paid and nonassessable undivided beneficial interests in the assets of the Trust; the Holders of the Preferred Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; said counsel may note that the holders of the Preferred Securities may be obligated to make payments as set forth in the Declaration.

                   (vi) The Common Securities have been authorized by the
              Declaration and, when issued, executed and authenticated in accordance with the terms of the Declaration, and delivered and paid for as set forth in the Prospectus, will be validly issued, undivided beneficial interests in the assets of the Trust.

                   (vii) Under the Delaware Act and the Declaration, the
              issuance of the Trust Securities is not subject to preemptive or other similar rights.

                   (viii) None of the execution and delivery by the Trust of, or the performance by the Trust of its obligations under, this Agreement, the issuance and sale of the Preferred Securities by the Trust in accordance with the terms of this Agreement and the Pricing Agreement, or the consummation by the Trust of the other transactions contemplated thereby, will contravene any provisions of applicable Delaware law or Delaware administrative regulations or the Certificate of Trust or the Declaration.

                   (ix) No authorization, approval, consent, order,
              registration or qualification of or with any Delaware state governmental authority or Delaware state agency is required for the issuance and sale by the Trust of the Securities to the Underwriters, or the performance by the Trust of its obligations under this Agreement, the Pricing Agreement, the Preferred Securities, the Declaration and the Trust Securities, except such as has been obtained and made under the federal securities laws or such as may be required under state or foreign securities or Blue Sky laws.

              (4) The favorable opinion, dated as of the Closing Time, of Richards, Layton & Finger, counsel to Wilmington Trust Company, as Delaware Trustee, Institutional Trustee under the Declaration, and Guarantee Trustee under the Preferred Securities Guarantee Agreement, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                   (i) Wilmington Trust Company is duly incorporated, validly existing and in good standing as a banking corporation under the laws of the State of Delaware with all necessary power and authority to execute and deliver, and to carry out and per-form its obligations under the terms of the Declaration and the Preferred Securities Guarantee Agreement.

                   (ii) The execution, delivery and performance by the
              Institutional Trustee of the Declaration and the execution, delivery and performance by the Guarantee Trustee of the Preferred Securities Guarantee Agreement have been duly authorized by all necessary corporation action on the part of the Institutional Trustee and the Guarantee Trustee, respectively. The Declaration and the Preferred Securities Guarantee Agreement have been duly executed and delivered by the Institutional Trustee and the Guarantee Trustee, respectively, and constitute the legal, valid and binding obligations of the Institutional Trustee and the Guarantee Trustee, respectively, enforceable against the Institutional Trustee and the Guarantee Trustee, respectively, in accordance with their terms, except to the extent enforcement thereof may be limited by the Bankruptcy Exceptions.

                   (iii) The execution, delivery and performance of the
              Declaration and the Preferred Securities Guarantee Agreement by the Institutional Trustee and the Guarantee Trustee, respectively, do not conflict with or constitute a breach of the Articles of Organization or By-laws of the Institutional Trustee and the Guarantee Trustee, respectively.

                   (iv) No consent, approval or authorization of, or
              registration with or notice to, any Delaware or federal banking authority is required for the execution, delivery or performance by the Institutional Trustee and the Guarantee Trustee of the Declaration and the Preferred Securities Guarantee Agreement.

              (5) The favorable opinion, dated as of the Closing Time, of Emmet, Marvin & Martin, counsel to The Bank of New York, as Purchase Contract Agent, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                   (i) The Bank of New York is duly incorporated and is validly existing as a banking corporation with trust powers under the laws of the United States with all necessary power and authority to execute, deliver and perform its obligations under the Purchase Contract Agreement and the Pledge Agreement.

                   (ii) The execution, delivery and performance by the Purchase
              Contract Agent of the Purchase Contract Agreement and the Pledge Agreement, and the authentication and delivery of the Securities have been duly authorized by all necessary corporate action on the part of the Purchase Contract Agent. The Purchase Contract Agreement and the Pledge Agreement have been duly executed and delivered by the Purchase Contract Agent, and constitute the legal, valid and binding obligations of the Purchase Contract Agent, enforceable against the Purchase Contract Agent in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

                   (iii) the execution, delivery and performance of the
              Purchase Contract Agreement and the Pledge Agreement by the Purchase Contract Agent does not conflict with or constitute a breach of the charter or by-laws of the Purchase Contract Agent.

                   (iv)No consent, approval or authorization of, or
              registration with or notice to, any New York or federal governmental authority or agency is required for the execution, delivery or performance by the Purchase Contract Agent of the Purchase Contract Agreement and the Pledge Agreement.

              (6) The signed opinion of Debevoise & Plimpton, special tax counsel to the Offerors, together with signed or reproduced copies of such opinion for each of the other Underwriters, generally to the effect that (i) the Trust will be classified as a grantor trust and not as an association taxable as a corporation for federal income tax purposes and (ii) the statements set forth in the Prospectus relating to the issuance of the Preferred Securities under the caption "Certain Federal

         Income Tax Considerations", to the extent that such statements relate to matters of law or legal conclusion, constitute the opinion of Debevoise & Plimpton, in each case based upon current law and the assumptions stated or referred to therein. Such opinion may be conditioned on, among other things, the initial and continuing accuracy of the facts, financial and other information, covenants and representations set forth in certificates of officers of the Company and the Trust and other documents deemed necessary for such opinion.

              (7) The favorable opinion, dated as of the Closing Time, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, in form and substance satisfactory to the Underwriters, with respect to the issuance and sale of the Securities, and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

              (8) The favorable opinions, dated as of the Closing Time, of (i) Leboeuf, Lamb, Greene & MacRae LLP, special Connecticut counsel for the Company, (ii) Leboeuf, Lamb, Greene & MacRae LLP, special Pennsylvania counsel for the Company, (iii) Dickinson, Wright, Moon, Van Dusen & Freeman, special Michigan counsel for the Company, and
         (iv) Shook, Hardy & Bacon, special Kansas counsel to the Company, in form and substance satisfactory to the Underwriters, with respect to the applicability of the "bucket shop" laws of such states.

         (c) Between the date of this Agreement and prior to the Closing Time, no material adverse change shall have occurred in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Trust or the Company and its subsidiaries, considered as one enterprise, whether or not in the ordinary course of business.

         (d) At the Closing Time, the Underwriters shall have received a certificate of the President or a Vice-President of the Company and of the Chief Financial Officer or Chief Accounting Officer of the Company and a certificate of a Regular Trustee of the Trust, and dated as of the Closing Time, to the effect that (i) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Trust or the Company and its subsidiaries considered as one enterprise, whether or not in the ordinary course of business, (ii) the representations and warranties in Section 1 hereof are true and correct as though expressly made at and as of the Closing Time, (iii) the Company and the Trust have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

         (e) At the time of the execution of this Agreement, the Underwriters shall have received from Coopers & Lybrand LLP a letter dated such date in form and substance satisfactory to the Underwriters, to the effect set forth below and as to such other matters as the Underwriters may reasonably request, that:

              (i) They have audited the consolidated balance sheets of Protective Life Corporation and subsidiaries (the "Company") as of December 31, 1996 and 1995, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the three years in the period ended December 31, 1996, and the related financial statement schedules, included in or incorporated by reference in the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and incorporated by reference in the registration statement (file No. 333-30905) on Form S-3 filed by Protective Life Corporation, PLC Capital Trust II, PLC Capital Trust III, and PLC Capital Trust IV under the Securities Act of 1933, as amended (the "Act"); their report with respect thereto is also incorporated by reference in such registration statement. Such registration statement, including information incorporated by reference and the prospectus dated July 18, 1997 and the prospectus supplement dated November 20, 1997, are referred to in such letter as the "Registration Statement." In connection with the Registration Statement:

              1. They are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

              2. In their opinion, the consolidated financial statements and financial statement schedules of the Company audited by them and incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the related published rules and regulations.

              3. They have not audited any financial statements of the Company as of any date or for any period subsequent to December 31, 1996; although they have conducted an audit for the year ended December 31, 1996, the purpose (and therefore the scope) of the audit was to enable them to express their opinion on the consolidated financial statements as of December 31, 1996, and for the year then ended, but not on the consolidated financial statements for any interim period within that year. Therefore, they are unable to and do not express any opinion on the unaudited condensed consolidated balance sheet as of March 31, 1997, June 30, 1997, and September 30, 1997 and the unaudited consolidated condensed statements of income, stockholders' equity and cash flows for the three-month periods ended March 31, 1997 and 1996, the three-month and six-month periods ended June 30, 1997 and 1996, and the three-month and nine-month periods ended September 30, 1997 and 1996, included in the Company's quarterly reports on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997, and September 30, 1997 incorporated by reference in the Registration Statement, or on the financial position, results of operations or cash flows as of any date or for any period subsequent to December 31, 1996.

              4. For purpose of such letter, they have read the 1997 minutes of the meetings of the Stockholders, the Board of Directors of the Company and its subsidiaries as set forth in the minute books at November ___, 1997, officials of the Company having advised them that the minutes for all such meetings through that date were set forth therein; they have carried out other procedures to November ____, 1997 as follows (their work did not extend to the period from November ____, 1997 to November ____, 1997, inclusive):

                   a. With respect to the three-month, six-month, and nine-month periods ended March 31, 1997 and

         1996, June 30, 1997 and 1996, and September 30, 1997 and 1996,
         respectively, they have:

                   (i) Performed the procedures (completed on April 23, 1997) specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, "Interim Financial Information," on the unaudited condensed consolidated balance sheet as of March 31, 1997 and unaudited condensed consolidated statements of income, stockholders' equity, and cash flows for the three-month periods ended March 31, 1997 and 1996, included in the Company's quarterly report on Form 10-Q for the quarter ended March 31, 1997 and incorporated by reference in the Registration Statements.

                   (ii) Performed the procedures (completed on July 23, 1997) specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, "Interim Financial Information," on the unaudited condensed consolidated balance sheet as of June 30, 1997 and unaudited condensed consolidated statements of income, stockholders' equity, and cash flows for the three-month and six-month periods ended June 30, 1997 and 1996, included in the Company's quarterly report on Form 10-Q for the quarter ended June 30, 1997 and incorporated by reference in the Registration Statements.

                   (iii) Performed the procedures (completed on October 23,
         1997) specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, "Interim Financial Information," on the unaudited condensed consolidated balance sheet as of September 30, 1997 and unaudited condensed consolidated statements of income, stockholders' equity, and cash flows for the three-month and nine-month periods ended September 30, 1997 and 1996, included in the Company's quarterly report on Form 10-Q for the quarter ended September 30, 1997 and incorporated by reference in the Registration Statements.

                   (iv) Inquired of certain officials of the Company who have responsibility for financial and accounting matters whether the unaudited condensed con-solidated financial statements referred to in 4.a.(i), 4.a.(ii), and 4.a.(iii) comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations.

         The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance with respect to the comments in the following paragraph. Accordingly, they make no representations regarding the sufficiency of the foregoing procedures for your purposes.

              5. Nothing came to their attention as a result of the foregoing procedures, however, that caused them to believe that the unaudited condensed consolidated financial statements described in 4.a.(i), 4.a.(ii) and 4.a.(iii) do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations.

              6. Company officials have advised them that no consolidated financial statements as of any date or for any period subsequent to September 30, 1997 are available, accordingly, the procedures carried out by them with respect to financial statement items after September 30, 1997 have been, of necessity, even more limited than those with respect to the periods referred to in paragraph 4. They have made inquiries of certain officials of the Company who have responsibility for financial and accounting matters as to whether (a) at November ___, 1997, there was any change in the common stock, any increase in short-term or long-term debt, or any decreases in consolidated net assets or stockholders' equity (other than the effect on stockholders' equity of unrealized gains and losses on investments or dividends in the interim period) as compared with the amounts shown on the September 30, 1997 unaudited condensed consolidated balance sheet incorporated by reference in the Registration Statement or
    (b) for the period from October 1, 1997 to November ____, 1997, there were any decreases as compared with the corresponding period in the preceding year, in consolidating operating revenues or in the total or per-share amounts of income before extraordinary items, or net of income. On the basis of these inquiries and our reading of the minutes as described in 4., nothing came to out attention that caused us to believe that there were any such changes, increases, or decreases, except in all instances for changes, increases, or decreases that the Registration Statement discloses have occurred or may occur.

              7. For purposes of such letter, they have also read selected items from the Registration Statement and incorporated documents and have performed the procedures set forth in such letter, which were applied as indicated in such letter, with respect to such items.

         (f) At the Closing Time, the Underwriters shall have received from Coopers & Lybrand LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than five days prior to the Closing Time.

         (g) At the Closing Time, and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents, certificates and opinions as they may reasonably request for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated or in order to evidence the accuracy of any of the representations or warranties or statement or statements of either of the Offerors, the performance of the of the covenants of the Offerors, or the fulfillment of any of the conditions here contained.

         [(h) At the Closing Time, (i) the Securities shall be rated in one of the four highest rating categories for preferred stock ("Investment Grade") by any nationally recognized statistical rating agency, and the Offerors shall have delivered to the Underwriters a letter, dated the Closing Time, from such nationally recognized statistical rating agency, or other evidence satisfactory to the Underwriters, confirming that the Securities have Investment Grade ratings, (ii) there shall not have occurred any decrease in the rating assigned to the Securities or any other securities of the Company or of the financial condition of the Company by any "nationally recognized statistical rating organization," as defined for purposes of Rule 436(g)(2) under the 1933 Act Regulations, and (iii) no downgrading shall have occurred in the AA (Excellent) claims-paying ability rating of Protective Life Insurance assigned by S & P, the A+ (Superior) financial strength rating assigned to Protective Life Insurance by A.M. Best Company,Inc. or the

    A1 insurance financial strength rating assigned to Protective Life Insurance by Moody's Investors Service and (iv) no such organization shall have publicly announced that it has under surveillance or review its rating of the Securities or any other securities of the Company or of the financial condition or claims-paying ability of the Company.]

         (i) At the Closing Time, the Income PRIDES and the Shares shall have been approved for listing on the New York Stock Exchange upon notice of issuance.

         (j) In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Offerors contained herein and the statements in any certificates furnished by the Offerors hereunder shall be true and correct as of, and as if made on, each Date of Delivery, and at the relevant Date of Delivery, the Underwriters shall have received:

              (1) A certificate, dated such Date of Delivery, of the President or a Vice-President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company and a certificate of a Regular Trustee of the Trust confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof is true and correct as of, and as if made on, such Date of Delivery.

              (2) The favorable opinion of Deborah J. Long, Esq., Senior Vice President, Secretary and General Counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(b)(1) hereof.

              (3) The favorable opinions of Debevoise & Plimpton, special counsel and special tax counsel for the Offerors, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Sections 5(b)(2) and 5(b)(6) hereof.

              (4) The favorable opinion of Richards, Layton & Finger, special Delaware counsel for the Offerors, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(b)(3) hereof.

              (5) The favorable opinion of Richards, Layton & Finger, counsel to Wilmington Trust Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(b)(4) hereof.

              (6) The favorable opinion of Emmet, Marvin & Martin, counsel to The Bank of New York, as Purchase Contract Agent, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(b)(5) hereof.

              (7) The favorable opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(b)(7) hereof.

              (8) A letter from Coopers & Lybrand LLP in form and substance satisfactory to the Underwriters and dated such Date of Delivery, substantially the same in form and substance as the letter furnished to the Underwriters pursuant to Section 5(f) hereof, except that the "specified date" in the letter furnished pursuant to this Section shall be a date not more than five days prior to such Date of Delivery.

              (9) At the Date of Delivery, (i) the Securities shall be rated in one of the four highest rating categories for preferred stock ("Investment Grade") by any nationally recognized statistical rating agency, and the Offerors shall have delivered to the Underwriters a letter, dated the Closing Time, from such nationally recognized statistical rating agency, or other evidence satisfactory to the Underwriters, confirming that the Securities have Investment Grade ratings, (ii) there shall not have occurred any decrease in the rating assigned to the Securities or any other securities of the Company or of the financial condition of the Compa-ny by any "nationally recognized statistical rating organization," as defined for purposes of Rule 436(g)(2) under the 1933 Act Regulations, and (iii) no downgrading shall have occurred in the AA (Excellent) claims-paying ability rating of Protective Life Insurance assigned by S & P, the A+ (Superior) financial strength rating assigned to Protective Life Insurance by A.M. Best Company,Inc. or the A1 insurance financial strength rating assigned to Protective Life Insurance by Moody's Investors Service and (iv) no such organization shall have publicly announced that it has under surveillance or review its rating of the Securities or any other securities of the Company or of the financial condition or claims-paying ability of the Company.

         If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities may be terminated by the Underwriters by notice to the Company at any time at or prior to the Closing Time, or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

    SECTION 6.  INDEMNIFICATION.

    (a) The Offerors jointly and severally agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act as follows:

         (i) against any and all losses, claims, expenses, damages and liabilities whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the

    Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (ii) against any and all losses, claims, expenses, damages and liabilities whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; PROVIDED that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Offerors; and

         (iii) against any and all expense whatsoever (including the fees and disbursements of counsel chosen by Merrill Lynch), as incurred, which expenses are reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

    PROVIDED, HOWEVER, that the foregoing indemnity agreement shall not apply to any loss, claim, expense, damage or liability (x) to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in the Prospectus in reliance upon and in conformity with information furnished in writing to the Offerors by any Underwriter through Merrill Lynch specifically for inclusion and actually included therein and (y) with respect to any preliminary prospectus to the extent that any such loss, claim, expense, damage or liability of such Underwriter results from the fact that such Underwriter sold Preferred Securities to a person as to whom it shall be established by the Company that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (as then amended or supplemented) in any case where such delivery is required by the 1933 Act, if such Underwriter failed to make reasonable efforts generally consistent with the then prevailing industry practice to effect such delivery and the Company has previously furnished copies thereof in sufficient quantities to such Underwriter and the loss, claim, expense, damage or liabili-ty of such Underwriter results from an untrue statement or omission of a material fact contained in the preliminary prospectus that was corrected in the Prospectus.

    (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, the Trust, the Trustees and each of the Company's directors, each of the Company's officers who signed the Registration Statement and each person, if any, who controls the Company or the Trust within the meaning of Section 15 of the 1933 Act, to the same extent as the foregoing indemnity from the Offerors to each Underwriter, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Prospectus in reliance upon and in conformity with information furnished in writing to the Offerors by such Underwriter through Merrill Lynch specifically for inclusion and actually included therein.

    (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to paragraph 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to paragraph 6(b) above, counsel to the indemnified parties shall be selected by the Offerors. An indemnifying party may participate at its own expense in the defense of such action; PROVIDED, HOWEVER, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

    (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its consent if such indemnifying party (x) reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable and (y) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

    SECTION 7.  CONTRIBUTION.

    If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Offerors on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

    The relative benefits received by the Offerors on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Offerors and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

    The relative fault of the Offerors on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

    The Offerors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

    Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

    No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

    For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company and each Trustee of the Trust who signed the Registration Statement, and each person, if any, who controls the Company and the Trust within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Offerors. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Preferred Securities set forth opposite their respective names in Schedule A hereto and not joint.

    SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. The representations, warranties, indemnities, agreements and other statements of the Trust, the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain operative and in full force and effect regardless of any investigation made by or on behalf of the Trust, the Company, any Underwriter or any controlling person thereof, and will survive delivery of and payment for the Securities.

    SECTION 9.  TERMINATION OF AGREEMENT.

    (a) The Representatives may terminate this Agreement, by notice to the Company and the Trust, at any time at or prior to the Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (ii) if there has occurred any material adverse change in the financial markets in the United States or internationally or any outbreak of hostilities or escalation of existing hostilities or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities, or enforce contracts for the sale of the Securities, (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by any of such exchanges or by such system or by order of the Commission, the NASD or any other governmental authority or (iv) if a banking moratorium has been declared by either Federal, Alabama, Delaware or New York State authorities.

    This Agreement may also terminate pursuant to the provisions of Section 5, with the effect stated in such Section.

    (b) If this Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and except that Sections 1, 6, 7 and 8 shall survive any such termination and will remain in full force and effect.

    SECTION 10. DEFAULT BY ONE OR MORE OF THE UNDERWRITERS. If one or more of the Underwriters shall fail at the Closing Time or a Date of Delivery, as the case may be, to purchase the Securities which it or they are obligated to purchase under this Agreement and the Pricing Agreement (the "Defaulted Securities"), Merrill Lynch shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, Merrill Lynch shall not have completed such arrangements within such 24-hour period, then:

         (a) if the number or aggregate principal amount, as the case may be, of Defaulted Securities does not exceed 10% of the total number or aggregate principal amount, as the case may be, of Securities, the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

         (b) if the number or aggregate principal amount, as the case may be, of Defaulted Securities exceeds 10% of the total number or aggregate principal amount, as the case may be, of the Securities to be purchased on such date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

    No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

    In the event of any such default which does not result in a termination of this Agreement, or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either Merrill Lynch or the Company shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be,for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

    SECTION 11. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Underwriters c/o Merrill Lynch at Merrill Lynch World Headquarters, World Financial Center, North Tower, New York, New York 10281, (telecopier No. (212) 455-2502) Attention of Antonio Ursano, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York, 10022 (telecopier No. (212) 735-2000) Attention of Vincent Pisano, Esq.; notices to the Company and the Trust shall be directed to them at Protective Life Corporation, 2801 Highway 280 South, Birmingham, Alabama 35223 (telecopier no.: (205) 868-3597), attention of General Counsel, with a copy to Debevoise & Plimpton, 875 Third Avenue, New York, New York 10022 (telecopier no.: (212) 909-6836), Attention of Michael Blair, Esq.

    SECTION 12. PARTIES. This Agreement and the Pricing Agreement shall each inure to the benefit of and be binding upon the Offerors and the Underwriters and their respective successors. Nothing expressed or mentioned in this Agreement or the Pricing Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Offerors and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the Pricing Agreement or any provision herein or therein contained. This Agreement and the Pricing Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors and legal representatives, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

    SECTION 13. GOVERNING LAW AND TIME. THIS AGREEMENT AND THE PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME UNLESS OTHERWISE INDICATED.

    SECTION 14. EFFECT OF HEADINGS. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, shall become a binding agreement among the Company, the Trust and the several Underwriters in accordance with its terms.


                        Very truly yours,

                        PROTECTIVE LIFE CORPORATION


                        By:
                           ------------------------
                           Name:
                           Title:


                        PLC CAPITAL TRUST II


                        By:
                           ------------------------
                           Name:
                           Title: Regular Trustee


                        By:
                           ------------------------
                           Name:
                           Title: Regular Trustee


CONFIRMED AND ACCEPTED,
  as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
  INCORPORATED
GOLDMAN, SACHS & CO
FOX-PITT, KELTON INC.
THE ROBINSON-HUMPHREY COMPANY, LLC
By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
      INCORPORATED


By:
     ---------------------
    Authorized Signatory:

                                                                       EXHIBIT A



                             PROTECTIVE LIFE CORPORATION
                               (A DELAWARE CORPORATION)

                                 PLC CAPITAL TRUST II
                             (A DELAWARE BUSINESS TRUST)

                                2,000,000 FELINE PRIDES

                         (STATED AMOUNT OF $50 PER SECURITY)

                                  EACH CONSISTING OF

                  A PURCHASE CONTRACT OF PROTECTIVE LIFE CORPORATION
                     REQUIRING THE PURCHASE ON FEBRUARY 16, 2001
                    (OR EARLIER) OF CERTAIN SHARES OF COMMON STOCK
                            OF PROTECTIVE LIFE CORPORATION

                                         AND

                      A   % TRUST ORIGINATED PREFERRED SECURITY
                               OF PLC CAPITAL TRUST II


                                  PRICING AGREEMENT


                                                                November  , 1997


MERRILL LYNCH, PIERCE, FENNER & SMITH
    INCORPORATED, as representative of the
several Underwriters named in the within mentioned Underwriting Agreement
Merrill Lynch World Headquarters
World Financial Center
North Tower
New York, New York 10281

Ladies and Gentlemen:

         Reference is made to the Underwriting Agreement, dated November   ,
1997 (the "Underwriting Agreement"), relating to the purchase by the several Underwriters named in Schedule A thereto of the above FELINE PRIDES (the "Securities") of Protective Life
_____________________
         "FELINE PRIDES" is a service mark of Merrill Lynch & Co. Inc.

Corporation (the "Company"), and PLC Capital Trust II (the "Trust").

         Pursuant to Section 2 of the Underwriting Agreement, the Company and the Trust agree with each Underwriter as follows:

         1. The initial public offering price per security for the Securities, determined as provided in said Section 2, shall be $50.00.

         2. The purchase price per security for the Securities to be paid by
    the several Underwriters shall be $    , being an amount equal to the
    initial public offering price set forth above less $     per security.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company and the Trust in accordance with its terms.


                             Very truly yours,

                             PROTECTIVE LIFE CORPORATION


                             By:
                                ------------------------
                                Name:
                                Title:


                             PLC CAPITAL TRUST II


                             By:
                                ------------------------
                                Name:
                                Title: Regular Trustee


                             By:
                                ------------------------
                                Name:
                                Title: Regular Trustee


CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
  INCORPORATED
GOLDMAN, SACHS & CO
FOX-PITT, KELTON INC.
THE ROBINSON-HUMPHREY COMPANY, LLC
By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
      INCORPORATED


By:
   ----------------------
Authorized Signatory: